September 9, 2005

U.S.Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

         Re: The Prudential Qualified Individual Variable Contract Account
                   File No. 811-03625

         Prudential Qualified Variable Investment Plan
                   File No. 002-81318

Dear Commissioners:

        On behalf of Prudential Insurance Company of America and The Prudential Qualified Individual Variable Contract Account (the “Account”), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2005 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Jennison, Money Market, Natural Resources, Prudential Value, Small Capitalization Stock and Stock Index Portfolios.

Filer/Entity                   The Prudential Series Fund, Inc.
Registration No.:              811-03623
CIK No.                        0000711175
Accession No.:                 0001193125-05-178005
Date of Filing:                08/31/2005

If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

/s/C. Christopher Sprague
C. Christopher Sprague
Vice President, Corporate Counsel